 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 9, 2006

RONCO CORPORATION
(Exact Name of Registrant as Specified in Charter)

Delaware	000-27471	84-1148206
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

61 Moreland Road, Simi Valley, California 93065-1662
(Address of Principal Executive Offices)

(805) 433-1030
(Registrant's Telephone Number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

This Current Report on Form 8-K/A amends the Current Report on Form 8-K filed by Ronco Corporation (the “Company”) with the Securities and Exchange Commission on August 15, 2006 (the “Original Report”), by which the Company reported, amongst other things, the appointment of Paul Kabashima as the Company’s interim Chief Executive Officer. The Company omitted reporting in the Original Report that Mr. Kabashima was also appointed as the Company’s interim President.

Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

Not Applicable.

(b) Pro Forma Financial Information.

Not Applicable.

(c) Shell Company Transactions.

Not Applicable.

(d) Exhibits.

99.1   Press Release of the Company dated August 9, 2006*

*Previously filed.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amended report to be signed on its behalf by the undersigned hereunto duly authorized.

RONCO CORPORATION

Date: October 10, 2006	By:	/s/ Paul Kabashima
Paul Kabashima
Interim President and Interim Chief Executive Officer